UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 20, 2025

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

136 Madison Avenue 5th & 6th Floors

New York, New York 10016

(Address of Principal Executive Offices, and Zip Code)

(646) 722-3372

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.001 par value, and one right to receive two-tenths (2/10th) of one ordinary share	GODNU	The Nasdaq Stock Market LLC
Ordinary shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive two-tenths (2/10th) of one ordinary share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holdings.

On January 20, 2025, Golden Star Acquisition Corporation (the “Company” or “Golden Star”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). Holders of 2,949,105 ordinary shares of the Company held as of record as of December 24, 2024, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 65.04% of the shares issued and outstanding and entitled to vote at the Extraordinary General Meeting, which present a quorum. At the Extraordinary General Meeting, holders of the Company’s outstanding ordinary shares in attendance (represented in person or by proxy) voted on seven proposals presented, the Business Combination Proposal, the Merger Proposal, the Charter Proposal, the Organizational Documents Advisory Proposals, the Equity Incentive Plan Proposal, the Share Issuance Proposal, and the Adjournment Proposal, each as described in the proxy statement dated December 27, 2024 (“EGM Proxy Statement”).

Capitalized terms used, but not otherwise defined, herein have the meaning given to them in the EGM Proxy Statement.

Proposal No. 1 – The Business Combination Proposal

Golden Star shareholders approved the Business Combination Proposal, a proposal to approve and adopt the Business Combination Agreement, dated as of September 16, 2023 (and as may be further amended and/or amended and restated, the “Business Combination Agreement”), by and among Golden Star, G-Star Management Corporation, a British Virgin Islands company, Gamehaus Holdings Inc., an exempted company with limited liability incorporated in the Cayman Islands (“Pubco”), Gamehaus 1 Inc., an exempted company with limited liability incorporated in the Cayman Islands and a wholly owned subsidiary of Pubco, Gamehaus 2 Inc., an exempted company with limited liability incorporated in the Cayman Islands and a wholly owned subsidiary of Pubco (the “Second Merger Sub”), and Gamehaus Inc., an exempted company with limited liability incorporated in the Cayman Islands (“Gamehaus”), and the transactions contemplated thereby (the “Business Combination”). The approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

Proposal No. 2 – The Merger Proposal

Golden Star shareholders approved the Merger Proposal, a proposal to approve the Second Merger, where the Second Merger Sub will merge with and into Golden Star, and the Second Merger Plan of Merger and annexes thereto and to confirm, ratify, approve in all respects all other transactions contemplated by the Business Combination Agreement occurring in connection with the Second Merger. The approval of the Merger Proposal requires the affirmative vote of at least two-thirds (2/3) of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

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Proposal No. 3 – The Charter Proposal

Golden Star shareholders approved the Charter Proposal, a proposal to approve the replacement of Pubco’s current memorandum and articles of association with the amended and restated memorandum and articles of association of Pubco (the “Amended and Restated Memorandum and Articles of Association”), the adoption by Gamehaus, as the sole shareholder of Pubco prior to the consummation of the Business Combination, of such Amended and Restated Memorandum and Articles of Association prior to consummation of the Business Combination a condition to the parties’ obligations to close the transactions contemplated by the Business Combination Agreement. The approval of the Charter Proposal requires the affirmative vote of a majority of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

Proposal No. 4 – The Organizational Documents Advisory Proposals

Golden Star shareholders approved the Organizational Documents Advisory Proposals, proposals to consider and vote upon, on an advisory and non-binding basis, five separate proposals with respect to certain governance provisions in the Amended and Restated Memorandum and Articles of Association. The approval of the Organizational Documents Advisory Proposals requires the affirmative vote of a majority of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

Proposal No. 5 – The Equity Incentive Plan Proposal

Golden Star shareholders approved the Equity Incentive Plan Proposal, a proposal to approve the Pubco 2023 Equity Incentive Plan. The approval of the Equity Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

Proposal No. 6 – The Share Issuance Proposal

Golden Star shareholders approved the Share Issuance Proposal, a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of approximately 55,975,421 newly issued ordinary shares in the Business Combination. The approval of the Share Issuance Proposal requires the affirmative vote of a majority of the votes cast by the Golden Star shareholders as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

For	Against	Abstain
2,946,889	2,216	0

As there were sufficient votes to approve the other proposals, the Adjournment Proposal was not presented to Golden Star shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

In connection with the shareholder votes at the Extraordinary General Meeting, holders of 2,406,044 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.33 per share, for an aggregate redemption amount of approximately $27,259,576.48. Following the redemptions, the Company will have 95,977 ordinary shares outstanding, and approximately $1,087,383.43 will remain in the Company’s trust account.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: January 22, 2025	By:	/s/ Kenneth Lam
	Name:	Kenneth Lam
	Title:	Chief Financial Officer

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